Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2026

Investor Contact

Susan Spivak: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

Note on Chubb Metrics:

In this financial supplement, business activity for, and the financial position of, Chubb acquisitions are reported at 100%, as required, except for core operating income, net income, book value, tangible book value, ROE, per share data, and certain other key metrics, which include only Chubb’s ownership interest and exclude the non-controlling interest.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended March 31			Constant $	Constant $
	2026	2025	% Change	2025	% Change

Gross premiums written	$16,551	$15,105	9.6%	$15,535	6.5%

Net premiums written	$14,005	$12,646	10.7%	$13,000	7.7%
P&C net premiums written	$11,716	$10,926	7.2%	$11,249	4.1%
Global P&C net premiums written	$11,405	$10,650	7.1%	$10,973	3.9%
Life Insurance net premiums written	$2,289	$1,720	33.1%	$1,751	30.8%

Net premiums earned	$13,457	$12,000	12.1%	$12,287	9.5%

P&C underwriting income	$1,792	$441	306.3%	$485	269.1%

P&C CAY underwriting income ex Cats	$2,006	$1,827	9.8%	$1,865	7.5%

Adjusted net investment income	$1,838	$1,670	10.1%	$1,686	9.0%

Core operating income	$2,689	$1,489	80.6%	$1,534	75.3%

Adjusted operating cash flow	$3,803	$2,001

Net investment income	$1,709	$1,561	9.5%	$1,575	8.5%

Chubb net income	$2,320	$1,331	74.3%

Operating cash flow	$3,947	$1,566

P&C combined ratio
Loss and loss expense ratio	55.6%	67.8%
Policy acquisition cost and administrative expense ratio	28.4%	27.9%

Combined ratio	84.0%	95.7%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	53.8%	54.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.3%	27.9%

CAY combined ratio ex Cats	82.1%	82.3%

ROE	12.6%	8.2%
Core operating return on tangible equity (ROTE)	20.6%	13.0%
Core operating return on equity (ROE)	14.0%	8.6%

Effective tax rate	21.7%	19.3%
Core operating effective tax rate	19.3%	19.1%

Diluted earnings per share

Chubb net income	$5.88	$3.29	78.8%

Core operating income	$6.82	$3.68	85.2%

Weighted average diluted common shares outstanding	394.6	404.7

			% Change		% Change
	March 31 2026	December 31 2025	1Q-26 vs. 4Q-25	March 31 2025	1Q-26 vs. 1Q-25

Book value per common share	$189.93	$188.59	0.7%	$164.01	15.8%
Tangible book value per common share	$126.65	$126.22	0.3%	$104.27	21.5%

Book value per common share, excl. AOCI	$205.15	$201.31	1.9%	$183.06	12.1%
Tangible book value per common share, excl. AOCI	$140.35	$136.91	2.5%	$120.44	16.5%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	Full Year 2025

Gross premiums written	$16,551	$15,496	$18,069	$17,276	$15,105	$65,946

Net premiums written	14,005	13,134	14,866	14,196	12,646	54,842

Net premiums earned	13,457	13,530	14,359	13,125	12,000	53,014

Adjusted losses and loss expenses (1)	6,139	6,289	6,958	6,574	6,895	26,716

Realized (gains) losses on crop derivatives	8	8	7	2	(1)	16

Losses and loss expenses	6,131	6,281	6,951	6,572	6,896	26,700

Adjusted policy benefits (2)	1,813	1,355	1,422	1,378	1,276	5,431

Realized (gains) losses from investment portfolios supporting participating policies	16	27	41	(40)	39	67

(Gains) losses from fair value changes in separate account assets	12	(127)	9	12	10	(96)

Policy benefits	1,785	1,455	1,372	1,406	1,227	5,460

Policy acquisition costs	2,596	2,556	2,563	2,415	2,313	9,847

Administrative expenses	1,149	1,161	1,138	1,125	1,080	4,504

Adjusted net investment income (3)	1,838	1,814	1,776	1,687	1,670	6,947

Other (income) expense from private equity partnerships	(127)	(125)	(127)	(115)	(107)	(474)

Amortization expense of fair value adjustment on acquired invested assets	(2)	(1)	(1)	(4)	(2)	(8)

Net investment income	1,709	1,688	1,648	1,568	1,561	6,465

Adjusted realized gains (losses) (4)	(383)	(81)	331	122	(78)	294

Realized gains (losses) from investment portfolios supporting participating policies	(16)	(27)	(41)	40	(39)	(67)

Realized gains (losses) on crop derivatives	(8)	(8)	(7)	(2)	1	(16)

Net realized gains (losses)	(407)	(116)	283	160	(116)	211

Market risk benefits gains (losses)	14	(37)	(142)	(17)	(92)	(288)

Adjusted interest expense (5)	203	210	203	186	186	785

Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(6)	(5)	(5)	(21)

Interest expense	198	205	197	181	181	764

Gains (losses) from fair value changes in separate account assets	(12)	127	(9)	(12)	(10)	96

Net realized gains (losses) related to unconsolidated entities	27	282	(84)	540	(25)	713

Other income (expense) from private equity partnerships	127	125	127	115	107	474

Other income (expense) - operating	19	(18)	9	12	11	14

Other income (expense)	161	516	43	655	83	1,297

Amortization expense of purchased intangibles	73	77	75	74	75	301

Integration expenses and severance	9	76	1	2	-	79

Income tax expense (benefit)	646	597	787	717	321	2,422

Net income	$2,347	$3,173	$3,107	$2,999	$1,343	$10,622

Less: NCI income (loss)	27	(37)	306	31	12	312

Chubb net income	$2,320	$3,210	$2,801	$2,968	$1,331	$10,310

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report includes gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than 3% ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

P&C	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	Full Year 2025
Gross premiums written	$14,206	$13,612	$16,074	$15,410	$13,327	$58,423
Net premiums written	11,716	11,309	12,934	12,394	10,926	47,563
Net premiums earned	11,189	11,716	12,434	11,336	10,304	45,790
Adjusted losses and loss expenses	6,111	6,257	6,927	6,554	6,869	26,607
Policy benefits	113	109	119	129	113	470
Policy acquisition costs	2,234	2,214	2,204	2,096	2,003	8,517
Administrative expenses	939	939	925	926	878	3,668

P&C underwriting income	$1,792	$2,197	$2,259	$1,631	$441	$6,528

P&C CAY underwriting income ex Cats	$2,006	$2,294	$2,183	$2,012	$1,827	$8,316

% Change versus prior year period
Net premiums written	7.2%	7.7%	5.3%	5.2%	3.2%	5.4%
Net premiums earned	8.6%	6.2%	5.0%	5.7%	3.3%	5.1%

Net premiums written constant $	4.1%	6.9%	4.7%	5.8%	5.0%	5.6%
Net premiums earned constant $	5.9%	5.3%	4.2%	6.3%	5.0%	5.2%

Combined ratio
Loss and loss expense ratio	55.6%	54.3%	56.7%	59.0%	67.8%	59.1%
Policy acquisition cost ratio	20.0%	18.9%	17.7%	18.5%	19.4%	18.6%
Administrative expense ratio	8.4%	8.0%	7.4%	8.1%	8.5%	8.0%

Combined ratio	84.0%	81.2%	81.8%	85.6%	95.7%	85.7%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	53.8%	53.2%	57.5%	55.6%	54.4%	55.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.3%	27.2%	25.0%	26.7%	27.9%	26.6%

CAY combined ratio ex Cats	82.1%	80.4%	82.5%	82.3%	82.3%	81.9%

Other ratios
Net premiums written/gross premiums written	82%	83%	80%	80%	82%	81%

Expense ratio	28.4%	26.9%	25.1%	26.6%	27.9%	26.6%
Expense ratio excluding A&H	26.8%	25.3%	23.6%	25.1%	26.4%	25.0%

Net catastrophe losses - pre-tax	$500	$365	$285	$630	$1,641	$2,921
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(286)	$(268)	$(361)	$(249)	$(255)	$(1,133)

Impact of catastrophe losses on combined ratio - Unfavorable (favorable)	4.5%	3.0%	2.3%	5.5%	15.9%	6.3%
Impact of PPD on combined ratio - Unfavorable (favorable)	-2.6%	-2.3%	-3.0%	-2.2%	-2.5%	-2.5%
Impact of Cats and PPD on combined ratio - Unfavorable (favorable)	1.9%	0.7%	-0.7%	3.3%	13.4%	3.8%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	Full Year 2025
Gross premiums written	$13,705	$13,005	$13,558	$14,300	$12,893	$53,756
Net premiums written	11,405	10,850	11,476	11,661	10,650	44,637
Net premiums earned	11,000	11,055	10,939	10,738	10,139	42,871
Adjusted losses and loss expenses	6,058	5,817	5,703	6,071	6,777	24,368
Policy benefits	113	109	119	129	113	470
Policy acquisition costs	2,210	2,196	2,118	2,048	1,986	8,348
Administrative expenses	945	954	920	924	876	3,674

Global P&C underwriting income	$1,674	$1,979	$2,079	$1,566	$387	$6,011

Global P&C CAY underwriting income ex Cats	$1,964	$2,130	$2,029	$1,946	$1,791	$7,896

% Change versus prior year period
Net premiums written	7.1%	6.6%	5.3%	5.8%	3.0%	5.2%
Net premiums earned	8.5%	5.3%	4.9%	6.3%	3.0%	4.9%

Net premiums written constant $	3.9%	5.7%	4.6%	6.4%	4.8%	5.4%
Net premiums earned constant $	5.8%	4.4%	4.1%	7.0%	4.7%	5.0%

Combined ratio
Loss and loss expense ratio	56.1%	53.6%	53.2%	57.7%	68.0%	57.9%
Policy acquisition cost ratio	20.1%	19.9%	19.4%	19.1%	19.6%	19.5%
Administrative expense ratio	8.6%	8.6%	8.4%	8.6%	8.6%	8.6%

Combined ratio	84.8%	82.1%	81.0%	85.4%	96.2%	86.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	53.5%	52.6%	54.0%	54.3%	54.2%	53.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.7%	28.3%	27.6%	27.6%	28.2%	27.9%

CAY combined ratio ex Cats	82.2%	80.9%	81.6%	81.9%	82.4%	81.7%

Other ratios
Net premiums written/gross premiums written	83%	83%	85%	82%	83%	83%

Expense ratio	28.7%	28.5%	27.8%	27.7%	28.2%	28.1%
Expense ratio excluding A&H	27.1%	26.9%	26.2%	26.1%	26.7%	26.4%

Net catastrophe losses - pre-tax	$496	$361	$281	$629	$1,626	$2,897
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(206)	$(210)	$(331)	$(249)	$(222)	$(1,012)

Impact of catastrophe losses on combined ratio - Unfavorable (favorable)	4.5%	3.2%	2.6%	5.8%	16.0%	6.8%
Impact of PPD on combined ratio - Unfavorable (favorable)	-1.9%	-2.0%	-3.2%	-2.3%	-2.2%	-2.5%
Impact of Cats and PPD on combined ratio - Unfavorable (favorable)	2.6%	1.2%	-0.6%	3.5%	13.8%	4.3%

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	March 31 2026	December 31 2025
Assets
Short-term investments, at fair value	$5,067	$4,840
Fixed maturities available for sale, at fair value	123,433	122,680
Private debt held-for-investment, at amortized cost	2,477	2,411
Equity securities, at fair value	10,916	10,801
Private equities	17,132	17,239
Other investments	11,170	10,749

Total investments	170,195	168,720

Cash and restricted cash	2,634	2,470
Securities lending collateral	2,277	2,500
Insurance and reinsurance balances receivable	17,101	15,944
Reinsurance recoverable on losses and loss expenses	20,159	20,338
Deferred policy acquisition costs	10,452	10,008
Value of business acquired (VOBA)	2,926	2,975
Prepaid reinsurance premiums	4,105	3,874
Goodwill and other intangible assets ($25,966 and $25,775 represents Chubb portion as of 3/31/2026 and 12/31/2025, respectively)	26,587	26,448
Deferred tax assets	1,315	1,312
Separate account assets	6,718	6,925
Other assets	10,987	10,813

Total assets	$275,456	$272,327

Liabilities
Unpaid losses and loss expenses	$88,915	$88,018
Unearned premiums	27,180	26,279
Future policy benefits	19,273	18,420
Market risk benefits	642	659
Policyholder account balances	8,782	8,576
Separate account liabilities	6,718	6,925
Insurance and reinsurance balances payable	8,486	8,349
Securities lending payable	2,277	2,500
Accounts payable, accrued expenses, and other liabilities	13,617	13,432
Deferred tax liabilities	1,759	1,741
Short-term and long-term debt	17,470	17,227
Hybrid debt	425	422

Total liabilities	195,544	192,548

Shareholders’ equity
Chubb shareholders’ equity, excl. AOCI	79,699	78,732
Accumulated other comprehensive income (loss) (AOCI)	(5,911)	(4,975)

Chubb shareholders’ equity	73,788	73,757
Noncontrolling interests	6,124	6,022

Total shareholders’ equity	79,912	79,779

Total liabilities and shareholders’ equity	$275,456	$272,327

Book value per common share	$189.93	$188.59
% change over prior quarter	0.7%	3.5%
Tangible book value per common share (1)	$126.65	$126.22
% change over prior quarter	0.3%	5.1%

Book value per common share, excl. AOCI	$205.15	$201.31
% change over prior quarter	1.9%	3.4%
Tangible book value per common share, excl. AOCI	$140.35	$136.91
% change over prior quarter	2.5%	4.8%

(1) Refer to page 24 in this financial supplement for more details.

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Product Line

(in millions of U.S. dollars)

(Unaudited)

				Constant $
	1Q-26	1Q-25	% Change	% Change
Net premiums written

Property and other short-tail lines	$2,467	$2,489	-0.9%	-4.6%
Commercial casualty	2,571	2,252	14.2%	11.4%
Financial lines	1,093	1,079	1.3%	-1.7%
Workers’ compensation	626	638	-1.9%	-1.9%
Commercial multiple peril (1)	454	416	9.2%	9.0%
Surety	220	200	9.8%	5.9%

Total Commercial P&C lines	7,431	7,074	5.0%	2.3%

Agriculture	311	276	12.7%	12.7%

Personal homeowners	1,273	1,143	11.4%	10.1%
Personal automobile	855	691	23.8%	15.6%
Personal other	560	511	9.6%	5.6%

Total Personal lines (2)	2,688	2,345	14.7%	10.8%

Global A&H - P&C	923	823	12.2%	6.2%

Reinsurance lines	363	408	-11.2%	-11.7%

Total P&C	$11,716	$10,926	7.2%	4.1%

Life Insurance	2,289	1,720	33.1%	30.8%

Total Consolidated	$14,005	$12,646	10.7%	7.7%

(1) Commercial multiple peril represents retail package business (property and general liability).

(2) For purposes of this schedule only, certain Q1 2025 Personal lines results have been reclassified among Personal lines categories to align with current-year reporting. This reclassification did not impact total Personal lines results.

Product Line	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Three months ended March 31, 2026
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q1 2026	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$4,895	$1,681	$311	$4,466	$363	$-	$11,716	$2,289	$14,005
% of total net premiums written	35%	12%	2%	32%	3%	0%	84%	16%	100%
Net premiums earned	5,148	1,746	189	3,780	326	-	11,189	2,268	13,457
Adjusted losses and loss expenses	3,220	1,034	53	1,652	137	15	6,111	28	6,139
Adjusted policy benefits	-	-	-	113	-	-	113	1,700	1,813
Policy acquisition costs	752	347	24	1,009	102	-	2,234	362	2,596
Administrative expenses	354	85	(6)	387	9	110	939	210	1,149

Underwriting income (loss)	822	280	118	619	78	(125)	1,792	(32)	1,760
Adjusted net investment income	971	137	26	300	108	(9)	1,533	305	1,838
Other income (expense) - operating	(14)	(3)	-	(6)	-	(9)	(32)	51	19
Amortization expense of purchased intangibles	(1)	(2)	(6)	(22)	-	(34)	(65)	(8)	(73)

Segment income (loss)	$1,778	$412	$138	$891	$186	$(177)	$3,228	$316	$3,544

Combined ratio	84.0%	84.0%	37.5%	83.6%	76.0%		84.0%
CAY combined ratio ex Cats	81.8%	71.3%	77.6%	85.4%	73.7%		82.1%

	Three months ended March 31, 2025
	North America Commercial P&C	North America Personal P&C	North America Agricultural	Overseas General	Global		Total	Life	Total
Q1 2025	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated
Net premiums written	$4,787	$1,552	$276	$3,903	$408	$-	$10,926	$1,720	$12,646
% of total net premiums written	38%	12%	2%	31%	3%	0%	86%	14%	100%
Net premiums earned	4,988	1,574	165	3,209	368	-	10,304	1,696	12,000
Adjusted losses and loss expenses	3,031	2,093	92	1,397	242	14	6,869	26	6,895
Adjusted policy benefits	-	-	-	113	-	-	113	1,163	1,276
Policy acquisition costs	719	330	17	837	100	-	2,003	310	2,313
Administrative expenses	344	87	2	330	10	105	878	202	1,080

Underwriting income (loss)	894	(936)	54	532	16	(119)	441	(5)	436
Adjusted net investment income	929	120	24	281	70	(25)	1,399	271	1,670
Other income (expense) - operating	(8)	(1)	(1)	(6)	-	(8)	(24)	35	11
Amortization expense of purchased intangibles	(1)	(2)	(6)	(19)	-	(37)	(65)	(10)	(75)

Segment income (loss)	$1,814	$(819)	$71	$788	$86	$(189)	$1,751	$291	$2,042

Combined ratio	82.1%	159.5%	67.5%	83.4%	95.6%		95.7%
CAY combined ratio ex Cats	81.3%	75.0%	78.9%	85.5%	74.3%		82.3%

Consol Results - QTD	Page 7

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						Full Year
	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	2025

Gross premiums written	$5,890	$6,177	$6,652	$7,038	$5,696	$25,563
Net premiums written	4,895	5,107	5,663	5,723	4,787	21,280
Net premiums earned	5,148	5,136	5,080	5,177	4,988	20,381
Losses and loss expenses	3,220	2,941	3,083	3,258	3,031	12,313
Policy acquisition costs	752	759	708	705	719	2,891
Administrative expenses	354	345	348	357	344	1,394

Underwriting income	822	1,091	941	857	894	3,783
Adjusted net investment income	971	995	978	938	929	3,840
Other income (expense) - operating	(14)	(33)	(10)	(8)	(8)	(59)
Amortization expense of purchased intangibles	(1)	(1)	(1)	(2)	(1)	(5)

Segment income	$1,778	$2,052	$1,908	$1,785	$1,814	$7,559

CAY underwriting income ex Cats	$935	$1,045	$987	$980	$934	$3,946

Combined ratio
Loss and loss expense ratio	62.5%	57.2%	60.7%	62.9%	60.8%	60.4%
Policy acquisition cost ratio	14.6%	14.8%	13.9%	13.7%	14.4%	14.2%
Administrative expense ratio	6.9%	6.8%	6.9%	6.9%	6.9%	6.8%

Combined ratio	84.0%	78.8%	81.5%	83.5%	82.1%	81.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	60.4%	58.6%	60.4%	60.6%	59.9%	59.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	21.4%	21.3%	20.4%	20.5%	21.4%	20.9%

CAY combined ratio ex Cats	81.8%	79.9%	80.8%	81.1%	81.3%	80.8%

Net catastrophe losses - pre-tax	$202	$129	$72	$229	$154	$584
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(89)	$(175)	$(26)	$(106)	$(114)	$(421)

% Change versus prior year period
Net premiums written	2.3%	4.3%	2.9%	4.1%	2.1%	3.4%
Net premiums earned	3.2%	0.4%	-0.6%	5.7%	2.2%	1.9%

Other ratios
Net premiums written/gross premiums written	83%	83%	85%	81%	84%	83%

Production by Size - Net premiums written (1)
Major Accounts & Specialty	$2,772	$3,003	$3,379	$3,578	$2,731	$12,691
Commercial	2,123	2,104	2,284	2,145	2,056	8,589

Total	$4,895	$5,107	$5,663	$5,723	$4,787	$21,280

(1) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						Full Year
	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	2025

Gross premiums written	$1,934	$1,984	$2,078	$2,208	$1,840	$8,110
Net premiums written	1,681	1,720	1,814	1,938	1,552	7,024
Net premiums earned	1,746	1,767	1,741	1,681	1,574	6,763
Losses and loss expenses	1,034	889	713	822	2,093	4,517
Policy acquisition costs	347	336	339	332	330	1,337
Administrative expenses	85	85	82	82	87	336

Underwriting income (loss)	280	457	607	445	(936)	573
Net investment income	137	125	123	118	120	486
Other income (expense) - operating	(3)	(1)	(1)	-	(1)	(3)
Amortization expense of purchased intangibles	(2)	(2)	(2)	(2)	(2)	(8)

Segment income (loss)	$412	$579	$727	$561	$(819)	$1,048

CAY underwriting income ex Cats	$501	$533	$486	$466	$406	$1,891

Combined ratio
Loss and loss expense ratio	59.3%	50.4%	41.0%	48.9%	133.0%	66.8%
Policy acquisition cost ratio	19.9%	18.9%	19.4%	19.7%	21.0%	19.7%
Administrative expense ratio	4.8%	4.8%	4.7%	4.9%	5.5%	5.0%

Combined ratio	84.0%	74.1%	65.1%	73.5%	159.5%	91.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	46.6%	46.2%	48.0%	47.6%	49.3%	47.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.7%	23.7%	24.1%	24.6%	25.7%	24.6%

CAY combined ratio ex Cats	71.3%	69.9%	72.1%	72.2%	75.0%	72.3%

Net catastrophe losses - pre-tax	$222	$76	$161	$142	$1,342	$1,721
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(1)	$-	$(282)	$(121)	$-	$(403)

% Change versus prior year period
Net premiums written	8.3%	6.1%	8.1%	9.1%	6.6%	7.5%
Net premiums earned	10.9%	8.5%	10.5%	11.1%	7.0%	9.3%

Other ratios
Net premiums written/gross premiums written	87%	87%	87%	88%	84%	87%

NA Personal	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						Full Year
	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	2025

Gross premiums written	$501	$607	$2,516	$1,110	$434	$4,667
Net premiums written	311	459	1,458	733	276	2,926
Net premiums earned	189	661	1,495	598	165	2,919
Adjusted losses and loss expenses	53	440	1,224	483	92	2,239
Policy acquisition costs	24	18	86	48	17	169
Administrative expenses	(6)	(15)	5	2	2	(6)

Underwriting income	118	218	180	65	54	517
Net investment income	26	23	20	19	24	86
Other income (expense) - operating	-	(1)	-	-	(1)	(2)
Amortization expense of purchased intangibles	(6)	(6)	(6)	(6)	(6)	(24)

Segment income	$138	$234	$194	$78	$71	$577

CAY underwriting income ex Cats	$42	$164	$154	$66	$36	$420

Combined ratio
Loss and loss expense ratio	27.9%	66.5%	81.9%	80.8%	55.9%	76.7%
Policy acquisition cost ratio	12.6%	2.8%	5.8%	7.9%	10.4%	5.8%
Administrative expense ratio	-3.0%	-2.3%	0.3%	0.4%	1.2%	-0.2%

Combined ratio	37.5%	67.0%	88.0%	89.1%	67.5%	82.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	68.0%	66.2%	83.6%	80.5%	65.8%	78.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	9.6%	3.8%	6.1%	8.3%	13.1%	6.5%

CAY combined ratio ex Cats	77.6%	70.0%	89.7%	88.8%	78.9%	85.0%

Net catastrophe losses - pre-tax	$4	$4	$4	$1	$15	$24
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(80)	$(58)	$(30)	$-	$(33)	$(121)

% Change versus prior year period
Net premiums written	12.7%	45.1%	5.6%	-3.3%	11.0%	8.2%
Net premiums earned	14.6%	24.0%	5.4%	-4.3%	28.6%	7.9%

Other ratios
Net premiums written/gross premiums written	62%	76%	58%	66%	64%	63%

NA Agriculture	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	Full Year 2025
Gross premiums written	$5,478	$4,608	$4,496	$4,588	$4,904	$18,596
Net premiums written	4,466	3,806	3,695	3,620	3,903	15,024
Net premiums earned	3,780	3,820	3,803	3,542	3,209	14,374
Losses and loss expenses	1,652	1,696	1,707	1,789	1,397	6,589
Policy benefits	113	109	119	129	113	470
Policy acquisition costs	1,009	999	975	913	837	3,724
Administrative expenses	387	368	368	369	330	1,435

Underwriting income	619	648	634	342	532	2,156
Adjusted net investment income	300	292	288	278	281	1,139
Other income (expense) - operating	(6)	(31)	(8)	(5)	(6)	(50)
Amortization expense of purchased intangibles	(22)	(20)	(20)	(19)	(19)	(78)

Segment income	$891	$889	$894	$596	$788	$3,167

CAY underwriting income ex Cats	$552	$615	$592	$517	$466	$2,190

Combined ratio
Loss and loss expense ratio	46.7%	47.3%	48.0%	54.2%	47.0%	49.1%
Policy acquisition cost ratio	26.7%	26.1%	25.6%	25.7%	26.1%	25.9%
Administrative expense ratio	10.2%	9.6%	9.7%	10.4%	10.3%	10.0%

Combined ratio	83.6%	83.0%	83.3%	90.3%	83.4%	85.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	48.6%	48.4%	49.1%	49.3%	49.1%	49.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	36.8%	35.6%	35.3%	36.1%	36.4%	35.8%

CAY combined ratio ex Cats	85.4%	84.0%	84.4%	85.4%	85.5%	84.8%

Net catastrophe losses - pre-tax	$64	$156	$42	$252	$55	$505
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(131)	$(189)	$(84)	$(77)	$(121)	$(471)

% Change versus prior year period
Net premiums written	14.4%	10.8%	9.7%	8.5%	1.8%	7.5%
Net premiums written - Commercial	10.8%	5.6%	5.8%	6.0%	3.6%	5.2%
Net premiums written - Consumer	20.5%	18.7%	15.5%	12.2%	-1.1%	11.0%
Net premiums earned	17.8%	11.3%	11.2%	5.8%	0.3%	7.3%

Net premiums written constant $	6.1%	8.1%	7.4%	10.2%	6.5%	8.0%
Net premiums written - Commercial	3.1%	3.3%	3.9%	6.8%	7.3%	5.3%
Net premiums written - Consumer	11.1%	15.4%	12.6%	15.3%	5.0%	12.0%
Net premiums earned constant $	9.6%	8.4%	8.4%	7.4%	5.0%	7.4%

Other ratios: Net premiums written/gross premiums written	82%	83%	82%	79%	80%	81%

Production by Region - Net premiums written	1Q-26	1Q-25	% Change	Constant $ % Change
Europe, Middle East and Africa	$2,217	$1,915	15.8%	5.8%
Latin America	867	736	17.8%	7.2%
Asia	1,344	1,198	12.1%	7.4%
Other (1)	38	54	-28.9%	-30.6%

Total	$4,466	$3,903	14.4%	6.1%

(1) Includes the international supplemental A&H run-off business of Combined Insurance and other international operations.

Overseas General Insurance	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	Full Year 2025
Gross premiums written	$403	$236	$332	$466	$453	$1,487
Net premiums written	363	217	304	380	408	1,309
Net premiums earned	326	332	315	338	368	1,353
Losses and loss expenses	137	127	139	132	242	640
Policy acquisition costs	102	102	96	98	100	396
Administrative expenses	9	8	9	10	10	37

Underwriting income	78	95	71	98	16	280
Adjusted net investment income	108	99	100	85	70	354

Segment income	$186	$194	$171	$183	$86	$634

CAY underwriting income ex Cats	$86	$87	$77	$89	$91	$344

Combined ratio
Loss and loss expense ratio	41.9%	38.5%	43.8%	39.0%	65.8%	47.3%
Policy acquisition cost ratio	31.3%	30.9%	30.5%	29.1%	27.1%	29.3%
Administrative expense ratio	2.8%	2.2%	3.1%	2.9%	2.7%	2.7%

Combined ratio	76.0%	71.6%	77.4%	71.0%	95.6%	79.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	40.1%	41.4%	42.0%	41.5%	43.2%	42.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	33.6%	32.5%	33.6%	32.0%	31.1%	32.2%

CAY combined ratio ex Cats	73.7%	73.9%	75.6%	73.5%	74.3%	74.3%

Net catastrophe losses - pre-tax	$8	$-	$6	$6	$75	$87
Unfavorable (favorable) prior period development (PPD) - pre-tax	$-	$(8)	$-	$(15)	$-	$(23)

% Change versus prior year period
Net premiums written	-11.2%	-3.9%	-13.5%	-7.6%	13.7%	-2.8%
Net premiums earned	-11.4%	3.2%	-0.5%	-0.3%	24.8%	6.4%

Net premiums written constant $	-11.7%	-4.2%	-13.8%	-7.8%	14.0%	-3.0%
Net premiums earned constant $	-12.1%	2.9%	-0.9%	-0.6%	25.3%	6.2%

Other ratios
Net premiums written/gross premiums written	90%	91%	92%	82%	90%	88%

Global Reinsurance	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	Full Year 2025

Gross premiums written	$2,345	$1,884	$1,995	$1,866	$1,778	$7,523

Net premiums written	2,289	1,825	1,932	1,802	1,720	7,279

Net premiums earned	2,268	1,814	1,925	1,789	1,696	7,224

Losses and loss expenses	28	32	31	20	26	109

Adjusted policy benefits	1,700	1,246	1,303	1,249	1,163	4,961

Policy acquisition costs	362	342	359	319	310	1,330

Administrative expenses	210	222	213	199	202	836

Adjusted net investment income	305	298	284	274	271	1,127

Other income (expense) - operating (1)	51	62	31	37	35	165

Amortization expense of purchased intangibles	(8)	(10)	(10)	(8)	(10)	(38)

Segment income	$316	$322	$324	$305	$291	$1,242

% Change versus prior year period

Net premiums written	33.1%	16.9%	24.6%	14.1%	5.3%	15.1%

Net premiums earned	33.7%	15.9%	25.8%	14.2%	5.3%	15.1%

Net premiums written constant $	30.8%	18.3%	23.5%	17.3%	10.3%	17.3%

Net premiums earned constant $	31.5%	17.3%	24.7%	17.5%	10.2%	17.4%

International life insurance net premiums written and deposits breakdown (excludes Chubb Benefits and Life reinsurance businesses):

	1Q-26	1Q-25	% Change	Constant $ % Change
International life insurance net premiums written	$1,944	$1,421	36.8%	34.1%
International life insurance deposits (2)	749	755	-0.8%	-4.1%

Total international life insurance net premiums written and deposits	$2,693	$2,176	23.7%	20.7%

International life insurance segment income	$263	$230	14.5%	12.8%

(1) Includes non-premium revenue and expenses unrelated to our core insurance operations from the management of third-party assets by Huatai’s asset management businesses.

(2) Includes deposits collected on universal life and investment contracts. Consistent with U.S. GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	Full Year 2025

Adjusted loss and loss expenses	$15	$164	$61	$70	$14	$309
Administrative expenses	110	148	113	106	105	472

Underwriting loss	(125)	(312)	(174)	(176)	(119)	(781)

Adjusted net investment income	(9)	(18)	(17)	(25)	(25)	(85)

Other income (expense) - operating	(9)	(14)	(3)	(12)	(8)	(37)

Adjusted interest expense	(203)	(210)	(203)	(186)	(186)	(785)
Amortization expense of purchased intangibles	(34)	(38)	(36)	(37)	(37)	(148)
Integration expenses and severance	(9)	(76)	(1)	(2)	-	(79)
Amortization of fair value adjustment of acquired invested assets and long-term debt	3	4	5	1	3	13

Adjusted net realized gains (losses)	(356)	201	247	662	(103)	1,007
Market risk benefits gains (losses)	14	(37)	(142)	(17)	(92)	(288)
Income tax expense	(646)	(597)	(787)	(717)	(321)	(2,422)
Less: NCI income (loss)	27	(37)	306	31	12	312

Net loss	$(1,401)	$(1,060)	$(1,417)	$(540)	$(900)	$(3,917)

Unfavorable (favorable) prior period development (PPD) - pre-tax	$15	$162	$61	$70	$13	$306

Corporate	Page 14

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to

	Gross	Ceded	Net	Incurred Ratio

Balance at December 31, 2024	$84,004	$17,734	$66,270
Losses and loss expenses incurred	8,654	1,758	6,896
Losses and loss expenses paid	(7,466)	(1,462)	(6,004)	87%
Other (incl. foreign exch. revaluation)	279	51	228

Balance at March 31, 2025	$85,471	$18,081	$67,390
Losses and loss expenses incurred	7,661	1,089	6,572
Losses and loss expenses paid	(7,620)	(1,682)	(5,938)	90%
Other (incl. foreign exch. revaluation)	864	203	661

Balance at June 30, 2025	$86,376	$17,691	$68,685
Losses and loss expenses incurred	8,827	1,876	6,951
Losses and loss expenses paid	(6,934)	(1,190)	(5,744)	83%
Other (incl. foreign exch. revaluation)	170	44	126

Balance at September 30, 2025	$88,439	$18,421	$70,018
Losses and loss expenses incurred	8,168	1,887	6,281
Losses and loss expenses paid	(8,555)	(1,948)	(6,607)	105%
Other (incl. foreign exch. revaluation)	(34)	(14)	(20)

Balance at December 31, 2025	$88,018	$18,346	$69,672
Losses and loss expenses incurred	7,481	1,350	6,131
Losses and loss expenses paid	(6,822)	(1,491)	(5,331)	87%
Other (incl. foreign exch. revaluation)	238	48	190

Balance at March 31, 2026	$88,915	$18,253	$70,662
Add net recoverable on paid losses	-	1,906	(1,906)

Balance including net recoverable on paid losses	$88,915	$20,159	$68,756

Loss Reserve Rollforward	Page 15

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	March 31	December 31
	2026	2025
Reinsurance recoverable on paid losses and loss expenses

Active operations	$1,484	$1,570

Brandywine and Other Run-off	486	494

Total	$1,970	$2,064

Reinsurance recoverable on unpaid losses and loss expenses

Active operations	$17,445	$17,503

Brandywine and Other Run-off	1,064	1,091

Total	$18,509	$18,594

Gross reinsurance recoverable

Active operations	$18,929	$19,073

Brandywine and Other Run-off	1,550	1,585

Total	$20,479	$20,658

Provision for uncollectible reinsurance (1)

Active operations	$(225)	$(229)

Brandywine and Other Run-off	(95)	(91)

Total	$(320)	$(320)

Net reinsurance recoverable

Active operations	$18,704	$18,844

Brandywine and Other Run-off	1,455	1,494

Total	$20,159	$20,338

(1) The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.8 billion.

Reinsurance Recoverable	Page 16

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31		December 31
	2026		2025
Market Value

Fixed maturities available for sale	$123,433		$122,680

Other investments-fixed maturities	8,433		8,091

Short-term investments	5,067		4,840

Total fixed maturities	$136,933		$135,611

Asset Allocation by Market Value

U.S. and local government securities	$3,697	3%	$3,714	3%

Corporate and asset-backed securities	47,832	35%	47,886	35%

Mortgage-backed securities	31,322	23%	30,724	23%

Non-U.S.	49,015	35%	48,447	35%

Short-term investments	5,067	4%	4,840	4%

Total fixed maturities	$136,933	100%	$135,611	100%

Credit Quality by Market Value

AAA	$13,258	10%	$13,313	10%

AA	41,208	30%	40,720	30%

A	36,350	27%	35,184	26%

BBB	24,376	18%	23,584	17%

BB	12,576	9%	12,948	10%

B	8,766	6%	9,469	7%

Other	399	0%	393	0%

Total fixed maturities	$136,933	100%	$135,611	100%

Cost/Amortized Cost, net

Fixed maturities available for sale	$127,251		$124,674

Other investments-fixed maturities	8,433		8,091

Short-term investments	5,067		4,840

Subtotal fixed maturities (1)	140,751		137,605

Equity securities	10,916		10,801

Private debt held-for-investment (1)	2,477		2,411

Private equities and other	19,869		19,897

Total investment portfolio	$174,013		$170,714

Avg. duration of fixed maturities (2)	4.7 years		4.7 years

Avg. market yield of fixed income investments (3)	5.5%		5.2%

Avg. credit quality	A/A		A/A

Avg. book yield of fixed income investments (3)	5.1%		5.1%

(1) Net of valuation allowance for expected credit losses.

(2) Excludes Huatai.

(3) Includes fixed maturities and other debt investments and excludes Huatai.

Investments	Page 17

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at March 31, 2026

Agency residential mortgage-backed securities (RMBS)	$55	$27,818	$-	$-	$-	$27,873

Non-agency RMBS	2,111	208	183	46	2	2,550

Commercial mortgage-backed securities	727	108	57	5	2	899

Total mortgage-backed securities at market value	$2,893	$28,134	$240	$51	$4	$31,322

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at March 31, 2026		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,822	$726	$325	$248	$5,121

Banks		-	10	2,627	2,073	4,710

Basic Materials		-	-	88	246	334

Communications		-	353	602	1,421	2,376

Consumer, Cyclical		8	178	635	1,007	1,828

Consumer, Non-Cyclical		67	529	3,041	1,863	5,500

Diversified Financial Services		-	133	514	268	915

Energy		-	114	547	1,665	2,326

Industrial		-	16	732	1,396	2,144

Utilities		282	13	1,549	1,494	3,338

All Others		102	388	1,488	1,800	3,778

Total		$4,281	$2,460	$12,148	$13,481	$32,370

Market Value at March 31, 2026			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$9	$145	$1	$155
Banks			-	-	-	-
Basic Materials			505	295	13	813
Communications			698	775	39	1,512
Consumer, Cyclical			1,598	897	58	2,553
Consumer, Non-Cyclical			1,733	1,317	33	3,083
Diversified Financial Services			551	345	5	901
Energy			809	484	-	1,293
Industrial			1,282	855	37	2,174
Utilities			360	123	-	483
All Others			1,028	1,405	62	2,495

Total			$8,573	$6,641	$248	$15,462

Investments 2	Page 18

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2026

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

People’s Republic of China	$-	$170	$2,087	$-	$-	$2,257

Republic of Korea	-	1,626	-	-	-	1,626

Kingdom of Thailand	-	-	1,076	-	-	1,076

Canada	849	-	-	-	-	849

United Mexican States	-	-	-	750	-	750

Taiwan	-	730	-	-	-	730

Federative Republic of Brazil	-	-	-	-	629	629

Commonwealth of Australia	614	-	-	-	-	614

Province of Ontario	-	555	-	-	-	555

Province of Hunan China	-	-	551	-	-	551

Other Non-U.S. Government Securities	661	2,129	2,983	1,162	1,420	8,355

Total	$2,124	$5,210	$6,697	$1,912	$2,049	$17,992

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

China	$-	$-	$8,328	$649	$11	$8,988

United Kingdom	7	38	1,239	1,011	481	2,776

Canada	271	50	1,031	880	532	2,764

France	7	3	927	665	251	1,853

United States (1)	8	138	384	511	554	1,595

Australia	54	306	470	479	52	1,361

South Korea	-	414	392	512	1	1,319

Japan	-	-	878	190	97	1,165

Chile	-	-	213	468	-	681

Germany	66	90	107	331	66	660

Other Non-U.S. Corporate Securities	595	691	1,941	2,944	1,690	7,861

Total	$1,008	$1,730	$15,910	$8,640	$3,735	$31,023

(1) Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 19

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2026	Market Value	Rating

1	Bank of America Corp	$811	A-

2	Morgan Stanley	769	A-

3	JP Morgan Chase & Co	694	A

4	Goldman Sachs Group Inc	577	BBB+

5	Wells Fargo & Co	562	BBB+

6	Citigroup Inc	509	BBB+

7	Verizon Communications Inc	438	BBB+

8	AT&T Inc	368	BBB

9	UBS Group AG	366	A-

10	Comcast Corp	365	A-

Investments 4	Page 20

Chubb Limited

Chubb Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2026

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(233)	$45	$(188)	$(1,824)	$210	$(1,614)	$(2,057)	$255	$(1,802)
Public equity:
Realized gains (losses) on sales	91	(18)	73	-	-	-	91	(18)	73
Mark-to-market	(239)	52	(187)	-	-	-	(239)	52	(187)
Private equity: Mark-to-market	33	(52)	(19)	-	-	-	33	(52)	(19)

Total investment portfolio	(348)	27	(321)	(1,824)	210	(1,614)	(2,172)	237	(1,935)
Foreign exchange	(7)	-	(7)	359	(6)	353	352	(6)	346
Partially-owned entities (2)	-	-	-	-	-	-	-	-	-
Current discount rate on future policy benefits	-	-	-	378	(61)	317	378	(61)	317
Instrument-specific credit risk - market risk benefits	-	-	-	12	(2)	10	12	(2)	10
Other	(22)	5	(17)	(6)	-	(6)	(28)	5	(23)

Net gains (losses)	$(377)	$32	$(345)	$(1,081)	$141	$(940)	$(1,458)	$173	$(1,285)

(1) The quarter includes pre-tax realized losses on investment derivatives of $115 million, a net decrease of the valuation allowance of expected credit losses of $2 million, and impairments of $32 million.

(2) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended March 31, 2025

	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (3)	$(83)	$19	$(64)	$909	$(61)	$848	$826	$(42)	$784
Public equity:
Realized gains (losses) on sales	(10)	3	(7)	-	-	-	(10)	3	(7)
Mark-to-market	68	(10)	58	-	-	-	68	(10)	58
Private equity: Mark-to-market	(11)	1	(10)	-	-	-	(11)	1	(10)

Total investment portfolio	(36)	13	(23)	909	(61)	848	873	(48)	825
Foreign exchange	(65)	27	(38)	352	(12)	340	287	15	302
Partially-owned entities (4)	2	-	2	-	-	-	2	-	2
Current discount rate on future policy benefits	-	-	-	(118)	12	(106)	(118)	12	(106)
Instrument-specific credit risk - market risk benefits	-	-	-	4	(1)	3	4	(1)	3
Other	(5)	1	(4)	(95)	19	(76)	(100)	20	(80)

Net gains (losses)	$(104)	$41	$(63)	$1,052	$(43)	$1,009	$948	$(2)	$946

(3) The quarter includes pre-tax realized losses on investment derivatives of $23 million, a net decrease of the valuation allowance of expected credit losses of $8 million, and impairments of $7 million.

(4) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 21

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	March 31	December 31	December 31
	2026	2025	2024

Financial debt:

Total short-term debt	$1,500	$1,499	$800

Total long-term debt (1)	15,970	15,728	14,379

Total financial debt	$17,470	$17,227	$15,179

Hybrid debt:

Total trust preferred securities	$309	$309	$309

Total subordinated debt (2)	116	113	110

Total hybrid debt	$425	$422	$419

Total	$17,895	$17,649	$15,598

Capitalization:

Chubb shareholders’ equity	$73,788	$73,757	$64,021

Hybrid debt	425	422	419

Financial debt	17,470	17,227	15,179

Total capitalization	$91,683	$91,406	$79,619

Less: Chubb unrealized gains (losses) on investments, net of deferred tax	(3,611)	(1,997)	(4,552)

Total adjusted capitalization	$95,294	$93,403	$84,171

Leverage ratios (based on total adjusted capital):

Hybrid debt	0.5%	0.4%	0.5%

Financial debt	18.3%	18.4%	18.0%

Total hybrid & financial debt	18.8%	18.8%	18.5%

Note: As of March 31, 2026, there was $1.0 billion usage of credit facilities on total capacity of $4.1 billion.

(1) In March 2026, the company issued CHF 200 million of 1.02% senior notes due 2032.

(2) Capital Supplementary Bonds issued by Huatai Life. For purposes of calculating leverage ratios, Huatai debt is based on Chubb’s share (excluding non-controlling interest).

Debt and Capital	Page 22

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2026	2025

Numerator
Core operating income	$2,689	$1,489
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	3	3
Tax (expense) benefit on amortization adjustment	(1)	1
Integration expenses and severance, pre-tax	(9)	-
Tax (expense) benefit on integration expenses and severance	2	-
Adjusted net realized gains (losses), pre-tax	(377)	(104)
Tax (expense) benefit on adjusted net realized gains (losses)	32	41
Market risk benefits gains (losses), pre-tax	14	(92)
Tax (expense) benefit on market risk benefits gains (losses)	(2)	14
Amortization of deferred tax asset from Bermuda law	(31)	(21)

Chubb net income	$2,320	$1,331

Rollforward of Common Shares Outstanding
Shares - beginning of period	391,101,227	400,703,663
Repurchase of shares	(3,517,810)	(1,345,782)
Shares issued (canceled), excluding option exercises	144,374	664,912
Issued for option exercises	767,789	725,692

Shares - end of period	388,495,580	400,748,485

Denominator
Weighted average shares outstanding (1)	390,485,934	400,681,956
Effect of other dilutive securities	4,113,570	3,992,395

Adj. wtd. avg. shares outstanding and assumed conversions	394,599,504	404,674,351

Basic earnings per share
Core operating income	$6.89	$3.72
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	0.01	0.01
Integration expenses and severance, net of tax	(0.02)	-
Adjusted net realized gains (losses), net of tax	(0.89)	(0.16)
Market risk benefits gains (losses), net of tax	0.03	(0.20)
Amortization of deferred tax asset from Bermuda law	(0.08)	(0.05)

Chubb net income	$5.94	$3.32

Diluted earnings per share
Core operating income	$6.82	$3.68
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	0.01	0.01
Integration expenses and severance, net of tax	(0.02)	-
Adjusted net realized gains (losses), net of tax	(0.88)	(0.16)
Market risk benefits gains (losses), net of tax	0.03	(0.19)
Amortization of deferred tax asset from Bermuda law	(0.08)	(0.05)

Chubb net income	$5.88	$3.29

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 23

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	March 31	December 31	March 31
	2026	2025	2025

Chubb shareholders’ equity	$73,788	$73,757	$65,726
Less: Chubb goodwill and other intangible assets, net of tax	24,584	24,391	23,940

Numerator for tangible book value per share	$49,204	$49,366	$41,786

Book value - % change over prior quarter	0.0%	2.6%	2.7%
Tangible book value - % change over prior quarter	-0.3%	4.2%	3.9%

Book value - % change over prior year	12.3%	15.2%	8.6%
Tangible book value - % change over prior year	17.8%	22.7%	14.9%

Denominator: shares outstanding	388,495,580	391,101,227	400,748,485

Book value per common share	$189.93	$188.59	$164.01
Tangible book value per common share	$126.65	$126.22	$104.27

Reconciliation of Book Value

Chubb shareholders’ equity, beginning of quarter	$73,757	$71,855	$64,021
Core operating income	2,689	2,982	1,489
Amortization of fair value adjustment of acquired invested assets and long-term debt	2	2	4
Integration expenses and severance	(7)	(58)	-
Adjusted net realized gains (losses) (1)	(345)	349	(63)
Market risk benefits gains (losses)	12	(32)	(78)
Amortization of deferred tax asset from Bermuda law	(31)	(33)	(21)
Net unrealized gains (losses) on investments	(1,614)	(68)	848
Repurchase of shares	(1,143)	(1,094)	(385)
Dividend declared on common shares	(380)	(381)	(366)
Cumulative translation gains (losses)	353	(274)	340
Postretirement benefit liability	(3)	153	(4)
Current discount rate on future policy benefits	317	149	(106)
Instrument-specific credit risk - market risk benefits	10	(4)	3
Other (2)	171	211	44

Chubb shareholders’ equity, end of quarter	$73,788	$73,757	$65,726

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 24

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, integration expenses and severance, amortization of fair value of acquired invested assets and debt, income tax expense, adjusted net realized gains (losses), and market risk benefits gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits include gains and losses from fair value changes in separate account liabilities, as well as the offsetting movement in separate account assets that do not qualify for separate account reporting under U.S. GAAP, for purposes of reporting Life Insurance underwriting income. We view gains and losses from fair value changes in both non-qualified separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified from Other (income) expense to adjusted policy benefits. In addition, adjusted policy benefits includes the impact of realized gains and losses on underlying investments supporting the liabilities of certain participating policies for the portion that are shared with policyholders. These realized gains and losses on underlying investments have been reclassified from net realized gains (losses) to adjusted policy benefits. We believe this presentation better reflects the economics of the liabilities and the underlying investments supporting those liabilities.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives and realized gains and losses on underlying investments supporting the liabilities of certain participating policies related to the policyholders’ share of gains and losses.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under U.S. GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a U.S. GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses and policy benefits in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 28 - 29.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, PPD and expense adjustments on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from both losses and loss expenses and net premiums earned when calculating the ratios. We believe this measure provides a useful evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a useful comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of Chubb’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of Chubb’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess Chubb’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses) and other, which include items described in this paragraph, and market risk benefits gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) and market risk benefits gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. In addition, we exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude integration expenses, including legal and professional fees and all other costs directly related to acquisition integration activities, as well as severance expenses associated with transformation initiatives to enhance operational efficiency. The costs are not related to the ongoing activities of the individual segments and are therefore included in Corporate and excluded from our definition of segment income. We believe these integration expenses and severance are not indicative of our underlying profitability, and excluding these integration expenses and severance facilitates the comparison of our financial results to our historical operating results. Additionally, we exclude the amortization of the deferred tax asset related to the tax benefit from the Bermuda Economic Transition Adjustment, which we believe provides investors with a better view of our operating performance, enhances the understanding of the trends in the underlying business, improves comparability between periods and provides increased transparency. References to core operating income measures mean net of tax, whether or not noted.

Core operating income excluding catastrophe losses excludes the impact of catastrophe losses due to the significant size and number of these events which could obscure the underlying operating results. We believe this measure provides more comparability between the current and prior period where catastrophes have had a significant impact, allowing a better evaluation of our operating performance and enhancing an understanding of the trends in our property and casualty business. Core operating income and Core operating income excluding catastrophe losses should not be viewed as a substitute for net income determined in accordance with GAAP.

Chubb core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax expense (benefit) on amortization of fair value of acquired invested assets and debt, tax expense (benefit) on integration expenses and severance, tax expense (benefit) on market risk benefits gains (losses), the amortization of the deferred tax asset related to the tax benefit from the Bermuda Economic Transition Adjustment, all attributable to Chubb, divided by Chubb income before tax excluding adjusted net realized gains (losses) before tax, market risk benefit gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and integration expenses and severance before tax, all attributable to Chubb, before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the taxes on adjusted net realized gains (losses), market risk benefit gains (losses), amortization of the fair value adjustments related to purchased invested assets and long-term debt, integration expenses and severance, the amortization of the deferred tax asset related to the tax benefit from the Bermuda Economic Transition Adjustment. Due to fluctuations in our income before taxes during the year, on a quarterly basis these exclusions may not annualize to the full year forecasted expense or (benefit), if applicable. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with U.S. GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Adjusted operating cash flow is Operating cash flow excluding the operating cash flow related to the net investing activities of Huatai’s asset management companies as it relates to the Consolidated Investment Products as required under consolidation accounting. Because these entities are investment companies, we are required to retain the investment company presentation in our consolidated results, which means, we include the net investing activities of these entities in our operating cash flows. Chubb has elected to remove the impact of net investing activities of consolidated investment companies from our operating cash flow as they may distort a reader’s analysis of our underlying operating cash flow related to the core insurance company operations. These net investing activities are more appropriately classified outside of operating cash flows, consistent with our consolidated investing activities. Accordingly, we believe that it is appropriate to adjust operating cash flow for the impact of consolidated investment products.

Total adjusted capitalization is the sum of the short-term debt, long-term debt, hybrid debt, and Chubb shareholders’ equity less Chubb unrealized gains (losses) on investments, net of deferred tax. This measure is meaningful as it eliminates the effect of after-tax unrealized mark-to-market movements on our investment portfolio, which can fluctuate significantly from period to period, to better highlight our company’s underlying total capital position.

Reconciliation Non-GAAP	Page 25

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:						Full Year
	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	2025
Tax expense, as reported	$644	$592	$784	$713	$318	$2,407
Less: tax expense (benefit) on amortization of fair value of acquired invested assets and debt	1	3	1	3	(1)	6
Less: tax expense (benefit) on integration expenses and severance	(2)	(17)	-	-	-	(17)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(32)	(107)	(6)	94	(41)	(60)
Less: tax expense (benefit) on market risk benefits gains (losses)	2	(5)	(22)	(2)	(14)	(43)
Less: amortization of deferred tax asset from Bermuda law	31	33	36	34	21	124

Tax expense, adjusted	$644	$685	$775	$584	$353	$2,397

Income before tax, as reported	$2,964	$3,802	$3,585	$3,681	$1,649	$12,717
Less: amortization of fair value of acquired invested assets and debt	3	5	4	3	3	15
Less: integration expenses and severance	(9)	(75)	(1)	(2)	-	(78)
Less: adjusted realized gains (losses)	(394)	(39)	29	93	(84)	(1)
Less: realized gains (losses) related to unconsolidated entities	17	281	(83)	540	(20)	718
Less: market risk benefits gains (losses)	14	(37)	(142)	(17)	(92)	(288)

Core operating income before tax	$3,333	$3,667	$3,778	$3,064	$1,842	$12,351

Effective tax rate	21.7%	15.5%	21.9%	19.4%	19.3%	18.9%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	-0.1%	0.0%	-0.1%	0.1%	0.0%
Adjustment for tax impact of integration expenses and severance	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	-1.5%	4.2%	-0.2%	0.9%	1.0%	1.6%
Adjustment for tax impact of market risk benefits gains (losses)	0.0%	-0.1%	-0.2%	0.0%	-0.2%	-0.1%
Adjustment for amortization of deferred tax asset from Bermuda law	-0.9%	-0.9%	-1.0%	-1.1%	-1.1%	-1.0%

Core operating effective tax rate	19.3%	18.7%	20.5%	19.1%	19.1%	19.4%

Core operating income
The following table presents the reconciliation of Chubb net income to Core operating income:						Full Year
	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	2025
Chubb net income	$2,320	$3,210	$2,801	$2,968	$1,331	$10,310
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	3	5	4	3	3	15
Tax (expense) benefit on amortization adjustment	(1)	(3)	(1)	(3)	1	(6)
Integration expenses and severance, pre-tax	(9)	(75)	(1)	(2)	-	(78)
Tax (expense) benefit on integration expenses and severance	2	17	-	-	-	17
Adjusted realized gains (losses), pre-tax	(394)	(39)	29	93	(84)	(1)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	17	281	(83)	540	(20)	718
Tax (expense) benefit on adjusted net realized gains (losses)	32	107	6	(94)	41	60
Market risk benefits gains (losses), pre-tax	14	(37)	(142)	(17)	(92)	(288)
Tax (expense) benefit on market risk benefits gains (losses)	(2)	5	22	2	14	43
Amortization of deferred tax asset from Bermuda law	(31)	(33)	(36)	(34)	(21)	(124)

Core operating income	$2,689	$2,982	$3,003	$2,480	$1,489	$9,954

Catastrophe losses - after-tax	$397	$292	$226	$510	$1,300	$2,328
Unfavorable (favorable) prior period development (PPD) - after-tax	$(231)	$(220)	$(238)	$(196)	$(204)	$(858)

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C underwriting income and P&C CAY underwriting income ex Cats:						Full Year
	1Q-26	4Q-25	3Q-25	2Q-25	1Q-25	2025
Net income	$2,347	$3,173	$3,107	$2,999	$1,343	$10,622
Less: Income tax expense	(646)	(597)	(787)	(717)	(321)	(2,422)
Amortization expense of purchased intangibles	(73)	(77)	(75)	(74)	(75)	(301)
Other income (expense)	161	516	43	655	83	1,297
Interest expense	(198)	(205)	(197)	(181)	(181)	(764)
Net investment income	1,709	1,688	1,648	1,568	1,561	6,465
Net realized gains (losses)	(407)	(116)	283	160	(116)	211
Market risk benefits gains (losses)	14	(37)	(142)	(17)	(92)	(288)
Integration expenses and severance	(9)	(76)	(1)	(2)	-	(79)
Life Insurance underlying income (loss) (2)	(4)	(128)	69	(26)	44	(41)
Add: Realized gains (losses) on crop derivatives	(8)	(8)	(7)	(2)	1	(16)

P&C underwriting income	$1,792	$2,197	$2,259	$1,631	$441	$6,528
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	500	365	285	630	1,641	2,921
Unfavorable (favorable) prior period development (PPD) - pre-tax	(286)	(268)	(361)	(249)	(255)	(1,133)

P&C CAY underwriting income ex Cats	$2,006	$2,294	$2,183	$2,012	$1,827	$8,316

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net realized gain or loss is included in other income (expense) under U.S. GAAP.

(2) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 26

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk – market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			Full Year
	1Q-26	1Q-25	2025
Chubb net income	$2,320	$1,331	$10,310
Core operating income	$2,689	$1,489	$9,954
Equity - beginning of period, as reported	$73,757	$64,021	$64,021
Less: unrealized gains (losses) on investments, net of deferred tax	(1,997)	(4,552)	(4,552)
Less: changes in current discount rate on FPB, net of deferred tax	(344)	(539)	(539)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(23)	(16)	(16)

Equity - beginning of period, as adjusted	$76,121	$69,128	$69,128

Less: Chubb goodwill and other intangible assets, net of tax	24,391	23,800	23,800

Equity - beginning of period, as adjusted ex Chubb goodwill and other intangible assets	$51,730	$45,328	$45,328

Equity - end of period, as reported	$73,788	$65,726	$73,757
Less: unrealized gains (losses) on investments, net of deferred tax	(3,611)	(3,704)	(1,997)
Less: changes in current discount rate on FPB, net of deferred tax	(27)	(645)	(344)
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(13)	(13)	(23)

Equity - end of period, as adjusted	$77,439	$70,088	$76,121

Less: Chubb goodwill and other intangible assets, net of tax	24,584	23,940	24,391

Equity - end of period, as adjusted ex Chubb goodwill and other intangible assets	$52,855	$46,148	$51,730

Weighted average equity, as reported	$73,772	$64,874	$68,889
Weighted average equity, as adjusted ex Chubb goodwill and other intangible assets	$52,293	$45,738	$48,529
Weighted average equity, as adjusted	$76,780	$69,608	$72,625
ROE	12.6%	8.2%	15.0%
Core operating ROTE	20.6%	13.0%	20.5%
Core operating ROE	14.0%	8.6%	13.7%
Private equities realized gains (losses), after-tax (1)	$(19)	$(10)	$817
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	-0.1 pts	-0.1 pts	1.1 pts

Reconciliation of Core operating income to Core operating income excluding Catastrophe losses
	1Q-26	1Q-25	% Change
Core operating income	$2,689	$1,489
Less: catastrophe losses, after-tax	(397)	(1,300)

Core operating income ex Cats	$3,086	$2,789	10.7%

Diluted earnings per share
Weighted average diluted common shares outstanding	394.6	404.7

Core operating income ex Cats	$7.82	$6.89	13.5%

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures
	March 31	December 31	March 31	QTD	Year-over-Year
	2026	2025	2025	% Change	% Change
Book value	$73,788	$73,757	$65,726
Less: AOCI	(5,911)	(4,975)	(7,635)

Book value excluding AOCI	79,699	78,732	73,361

Tangible book value	49,204	49,366	41,786
Less: Tangible AOCI	(5,320)	(4,181)	(6,478)

Tangible book value excluding tangible AOCI	$54,524	$53,547	$48,264

Denominator: shares outstanding	388,495,580	391,101,227	400,748,485

Book value per share	$189.93	$188.59	$164.01	0.7%	15.8%
Tangible book value per share	$126.65	$126.22	$104.27	0.3%	21.5%

Book value per share excluding AOCI	$205.15	$201.31	$183.06	1.9%	12.1%
Tangible book value per share excluding tangible AOCI	$140.35	$136.91	$120.44	2.5%	16.5%

(1) We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 27

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q1 2026		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,220	$1,034	$45	$1,765	$137	$15	$6,216
Realized (gains) losses on crop derivatives		-	-	8	-	-	-	8

Adjusted losses and loss expenses/policy benefits	A	$3,220	$1,034	$53	$1,765	$137	$15	$6,224

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(202)	(222)	(4)	(64)	(8)	-	(500)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	-	-	-

Catastrophe losses, gross of related adjustments		(202)	(222)	(4)	(64)	(8)	-	(500)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		89	1	80	131	-	(15)	286
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	-	-	-	-	-
Expense adjustments - unfavorable (favorable)		2	-	-	-	2	-	4
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	7	-	-	7

PPD, gross of related adjustments - favorable (unfavorable)		91	1	80	138	2	(15)	297

CAY loss and loss expense ex Cats	B	$3,109	$813	$129	$1,839	$131	$-	$6,021

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,106	$432	$18	$1,396	$111	$110	$3,173
Expense adjustments - favorable (unfavorable)		(2)	-	-	-	(2)	-	(4)

CAY policy acquisition costs and administrative expenses	D	$1,104	$432	$18	$1,396	$109	$110	$3,169

Denominator
Net premiums earned	E	$5,148	$1,746	$189	$3,780	$326		$11,189
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	-		-
Net premiums earned adjustments on PPD - unfavorable (favorable)		-	-	-	-	-		-
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	7	-		7

Net premiums earned excluding adjustments	F	$5,148	$1,746	$189	$3,787	$326		$11,196

P&C combined ratio
Loss and loss expense ratio	A/E	62.5%	59.3%	27.9%	46.7%	41.9%		55.6%
Policy acquisition cost and administrative expense ratio	C/E	21.5%	24.7%	9.6%	36.9%	34.1%		28.4%

P&C combined ratio		84.0%	84.0%	37.5%	83.6%	76.0%		84.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	60.4%	46.6%	68.0%	48.6%	40.1%		53.8%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.4%	24.7%	9.6%	36.8%	33.6%		28.3%

CAY P&C combined ratio ex Cats		81.8%	71.3%	77.6%	85.4%	73.7%		82.1%

Combined ratio
Combined ratio								83.9%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								84.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 28

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q1 2025		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses/policy benefits		$3,031	$2,093	$93	$1,510	$242	$14	$6,983
Realized (gains) losses on crop derivatives		-	-	(1)	-	-	-	(1)

Adjusted losses and loss expenses/policy benefits	A	$3,031	$2,093	$92	$1,510	$242	$14	$6,982

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(154)	(1,342)	(15)	(55)	(75)	-	(1,641)
Reinstatement premiums collected (expensed) on catastrophe losses		-	(50)	-	-	13	-	(37)

Catastrophe losses, gross of related adjustments		(154)	(1,292)	(15)	(55)	(88)	-	(1,604)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		114	-	33	121	-	(13)	255
Net premiums earned adjustments on PPD - unfavorable (favorable)		(1)	-	-	-	-	-	(1)
Expense adjustments - unfavorable (favorable)		(2)	-	(3)	-	(1)	-	(6)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		111	-	30	121	(1)	(13)	248

CAY loss and loss expense ex Cats	B	$2,988	$801	$107	$1,576	$153	$1	$5,626

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$1,063	$417	$19	$1,167	$110	$105	$2,881
Expense adjustments - favorable (unfavorable)		2	-	3	-	1	-	6

CAY policy acquisition costs and administrative expenses	D	$1,065	$417	$22	$1,167	$111	$105	$2,887

Denominator
Net premiums earned	E	$4,988	$1,574	$165	$3,209	$368		$10,304
Reinstatement premiums (collected) expensed on catastrophe losses		-	50	-	-	(13)		37
Net premiums earned adjustments on PPD - unfavorable (favorable)		(1)	-	-	-	-		(1)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$4,987	$1,624	$165	$3,209	$355		$10,340

P&C combined ratio
Loss and loss expense ratio	A/E	60.8%	133.0%	55.9%	47.0%	65.8%		67.8%
Policy acquisition cost and administrative expense ratio	C/E	21.3%	26.5%	11.6%	36.4%	29.8%		27.9%

P&C combined ratio		82.1%	159.5%	67.5%	83.4%	95.6%		95.7%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	59.9%	49.3%	65.8%	49.1%	43.2%		54.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.4%	25.7%	13.1%	36.4%	31.1%		27.9%

CAY P&C combined ratio ex Cats		81.3%	75.0%	78.9%	85.5%	74.3%		82.3%

Combined ratio
Combined ratio								95.7%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								95.7%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 29

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Total P&C comprises all segments (including Corporate) except the Life Insurance segment.

Global P&C comprises all segments (including Corporate) except the Life Insurance and North America Agricultural segments.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the Life Insurance segment and including the realized gains and losses on the crop derivatives.

Book value per common share: Chubb shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed income investments: Weighted average yield based on the current market value of our fixed maturities and other debt investments.

Average book yield of fixed income investments: Weighted average yield based on the amortized cost of our fixed maturities and other debt investments.

Total capitalization: The sum of the short-term debt, long-term debt, hybrid debt, and Chubb shareholders’ equity.

Integration expenses and severance: Integration expenses comprise legal and professional fees and all other costs directly related to the integration activities primarily of the Cigna acquisition, as well as severance expenses incurred as part of transformation initiatives to enhance operational efficiency. Integration expenses and severance are incurred by Chubb and are included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Non-premium revenues and expenses included in Other income and expense, principally pertain to the management of third-party assets by Huatai Asset Management Co., Ltd. (HAM) and Huatai Baoxing, which are unrelated to Huatai Group’s core insurance operations. These revenues and expenses are recognized in the period in which the services are performed.

NM: Not meaningful.

Glossary	Page 30